Exhibit 31.2

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Mariam E. Morris, certify that:

1.          I have reviewed this Quarterly Report on Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Cerecor Inc.; and

2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date November 23, 2015	/s/ Mariam E. Morris
Mariam E. Morris Chief Financial Officer Principal Financial and Accounting Officer